UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 11, 2021

Date of Report (Date of earliest event reported)

Roth CH Acquisition II Co.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39282	83-3584204
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

888 San Clemente Drive, Suite 400 Newport Beach, CA	92660
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 720-5700

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ROCC	The Nasdaq Stock Market LLC
Warrants	ROCCW	The Nasdaq Stock Market LLC
Units	ROCCU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

A non-fungible token (“NFT”) is a unit of data stored on the blockchain that certifies the unique identity of a digital asset. NFTs have applications in the music industry as a means to distribute standalone musical content or in conjunction with a related experience, merchandise or visual art etc.

As an owner and administrator of copyrights, Reservoir Holdings, Inc. (“Reservoir”) is able to issue licenses for the use of Reservoir’s intellectual property on an NFT. Similarly, as an owner and administrator of master recordings, Reservoir is able to issue licenses for the use of these master recordings on an NFT. Reservoir is also providing consultative services to artist and songwriter clients interested in developing NFT products. Reservoir is actively engaged with Serenade Sound PTY Ltd. to explore issuances and monetization of these licenses and are in discussions with other companies active in the NFT marketplace.

Reservoir views this as an area of increased activity that qualifies as a new distribution vehicle for potentially enhanced musical content that could be accretive to revenues.

Roth CH Acquisition II Co. (“ROCC”), Roth CH II Merger Sub Corp, and Reservoir entered into an Agreement and Plan of Merger Agreement on April 14, 2021 (the “Merger Agreement”), a copy of which was filed with the Form 8-K by ROCC on April 15, 2021.

Additional Information

In connection with the proposed merger with Reservoir pursuant to the Merger Agreement (the “Merger”) as more fully described in the Form 8-K filed by ROCC on April 15, 2021, ROCC intends to file with the SEC the Proxy Statement for the stockholders of ROCC. ROCC urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement as well as other documents filed with the SEC because these documents will contain important information about ROCC, Reservoir and the Merger. A definitive proxy statement will be mailed to stockholders of ROCC as of a record date to be established for voting on the Merger. Stockholders will also be able to obtain a copy of the proxy statement, without charge by directing a request to: Roth CH Acquisition II Co., 888 San Clemente Drive, Suite 400, Newport Beach, CA 92660. The preliminary and definitive proxy statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

ROCC and Reservoir and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions under the rules of the SEC. Information about the directors and executive officers of ROCC is set forth in ROCC’s Prospectus relating to its initial public offering (the “IPO Prospectus”), which was filed with the SEC on December 14, 2020. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the Proposed Transactions will be set forth in the proxy statement when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

 Non-Solicitation

 This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of ROCC or Reservoir, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K and the attachments hereto contain forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995, including statements about the parties’ ability to close the Proposed Transactions, the anticipated benefits of the Proposed Transactions, and the financial condition, results of operations, earnings outlook and prospects of ROCC and/or Reservoir and may include statements for the period following the consummation of the Proposed Transactions. In addition, any statements that refer to projections (including EBITDA, adjusted EBITDA, EBITDA margin and revenue projections), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of ROCC and Reservoir as applicable and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to those discussed and identified in public filings made with the SEC by ROCC and the following:

•	expectations regarding Reservoir’s strategies and future financial performance, including its future business plans or objectives, prospective performance and opportunities and competitors, revenues, products and services, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Reservoir’s ability to invest in growth initiatives and pursue acquisition opportunities;

•	the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement;

•	the outcome of any legal proceedings that may be instituted against ROCC or Reservoir following announcement of the Merger Agreement and the transactions contemplated therein;

•	the inability to complete the Merger due to, among other things, the failure to obtain ROCC stockholder approval or ROCC’s inability to obtain the financing necessary to consummate the Merger;

•	the risk that the announcement and consummation of the proposed Merger disrupts Reservoir’s current plans;

•	the ability to recognize the anticipated benefits of the proposed Merger;

•	unexpected costs related to the proposed Merger;

•	the amount of any redemptions by existing holders of ROCC common stock being greater than expected;

•	limited liquidity and trading of ROCC’s securities;

•	geopolitical risk and changes in applicable laws or regulations;

•	the possibility that ROCC and/or Reservoir may be adversely affected by other economic, business, and/or competitive factors;

•	operational risk;

•	risk that the COVID-19 pandemic, and local, state, and federal responses to addressing the pandemic may have an adverse effect on our business operations, as well as our financial condition and results of operations; and

•	the risks that the consummation of the proposed Merger is substantially delayed or does not occur.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of ROCC and Reservoir prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters addressed in this Current Report on Form 8-K and attributable to ROCC, Reservoir or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report on Form 8-K. Except to the extent required by applicable law or regulation, ROCC and Reservoir undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date of Current Report on Form 8-K to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2021

ROTH CH ACQUISITION II CO.

By:	/s/ Byron Roth
Name:	Byron Roth
Title:	Chief Executive Officer